BASIC ORDERING AGREEMENT

AGREEMENT #55021

Between

THE BOEING COMPANY
Secure Border Initiative net (SBInet)

And

Cyberlux Corporation
4625 Creekstone Dr. Ste 130
Durham, NC 27703

BEST Supplier code
#BE10362796

TABLE OF CONTENTS

EXHIBITS:

- Exhibit A Vendor Item Control Drawing
- Exhibit B Price Schedule
- Exhibit C Terms and Conditions

This Agreement is entered into by and between **The Boeing Company** (hereinafter referred to as "BUYER"), and **Cyberlux Corporation.** (hereinafter referred to as "SELLER"), with offices at 4625 Creekstone Drive, Suite 130, Durham, North Carolina 27703-8478.

WITNESSETH

In consideration of the promises set forth herein, the parties hereto mutually agree as follows:

This is a Basic Ordering Agreement (hereinafter referred to as "BOA" or "Agreement") sets forth terms and conditions for the procurement of supplies and services in support of SBInet Prime contract requirements. SELLER agrees to furnish such supplies and/or services as may be ordered by BUYER, from time-to-time at the prices and terms and conditions set forth herein.

This Agreement consists of this Title Page; the Schedule, the Signature page and the following Exhibits incorporated herein by reference:

Exhibit:

- Exhibit A Vendor Item Control Drawing (VICD)
- Exhibit B Price Schedule
- Exhibit C Terms and Conditions

SCHEDULE

1 INCORPORATION

This is a Basic Ordering Agreement (hereinafter BOA) under **The Boeing Company** (hereby referred to as the Buyer), in support of the Secure Border Initiative net (SBInet) requirements called out in Exhibit A. This Basic Ordering Agreement consists of this Agreement and the specific Exhibits.

The Quality Clauses shown on Exhibit C are incorporated by reference into this Purchase Agreement. The full text of each is available at the following website:
http://www.boeing.com/companyoffices/doingbiz/idscommon/clauses/clause_index.htm
Any additional/special Quality requirements will be provided at time of individual Purchase Order release.

2 DEFINITIONS

2.1. Order: a Delivery Order, Purchase Order, Purchase Contract, Work Order, Blanket Purchase Order, Release, Purchasing Card purchase or any other BUYER-authorized procurement document issued by BUYER to SELLER.

2.2. Items: Goods and/or services as specifically defined by this Agreement.

2.3. Lead-Time: the time span from when BUYER releases an Order to SELLER to when the goods and/or services are received by BUYER.

3 STATEMENT OF WORK

SELLER shall provide all labor, material and/or facilities necessary to provide the items identified in Exhibit "A" and in accordance with the delivery schedules and firm fixed-prices set forth in this agreement.

4 PERIOD OF PERFORMANCE

4.1 Basic Period: The effective term of this Agreement shall be for a period beginning on the date of BUYER's ***August 31, 2007*** and ending ***September 30, 2008***.

4.2 SELLER shall accept and process all orders issued by BUYER during the period of performance notwithstanding that the delivery dates of any orders may extend beyond the period of performance.

5 OPTIONS

5.1 Introduction

Seller hereby grants Buyer irrevocable option(s) to purchase additional quantities of the products, services per data as described herein below.

If the Buyer exercises its option, they shall be delivered in accordance with the delivery schedule set forth on individual Purchase Orders.

It is mutually understood and agreed that Buyer is under no obligation whatsoever to exercise any option either in whole or in part, that the Buyer has made no representations or commitments whereby Buyer has agreed to the exercise of the option and that Buyer may procure any such requirements elsewhere.

5.2 Description of Option and Exercise Date

Option	Term of Option	Exercise Date
1	October 1, 2008 through September 30, 2009	Within the 60 days prior to the end of the period of performance.

The option shall be exercised by providing written notice to Seller.

5.3 Price

Pricing for each item is identified on Exhibit B and shall remain firm fixed for the duration of the option term.

6 ESTIMATED DEMAND

6.1 Any estimates regarding forecasts, planning, and/or quantities provided to SELLER by BUYER in any document relating to this Agreement are considered informational only and represent no commitment by BUYER to purchase any particular quantity of supplies or service.

6.2 Notwithstanding any other provision of this Agreement, BUYER will not be obligated to pay SELLER more than the price of each order, together with its amendments, for performance under this Agreement, including termination costs, if any.

6.3 There is no guarantee of minimum usage under this Agreement.

7 PRICING

7.1 The prices covered by this Agreement are set forth in Exhibit "B."

7.2 The prices are firm-fixed for the term of this Agreement.

8 ORDERING

Individual Orders will constitute the sole authority for procurement of all items under this Agreement. BUYER may issue, and SELLER shall accept, Orders for the items described herein. However, BUYER and SELLER agree that this Agreement does not constitute an Order for any items, nor shall it be construed as authorizing work hereunder.

9 DELIVERY

9.1 Items shall be delivered in accordance with the delivery requirements as set forth in individual Orders. BUYER may issue orders requiring delivery to multiple destinations.

9.2 F.O.B. point shall be ORIGIN. Ship in accordance with instructions found in Supplier Management and Procurement Information – Routing Instructions, located on web site (upon arrival, click "general information"; then, look for the Routing Instructions link appropriate to your firm):
http://boeing.com/companyoffices/doingbiz

9.3 Packaging Requirements

SELLER shall strictly adhere to Packaging Requirements specified in the Order or as noted in Exhibit A.

10 INVOICING AND PAYMENT

10.1 SELLER shall submit invoices to the Accounts Payable Department as specified in the applicable Order. (Not applicable to Orders utilizing pay from receipt process).

10.2 SELLER invoices shall comply with the instructions of the applicable Order. Each invoice shall contain, but not be limited to, the following: (1) Order Number (2) Agreement Number, (3) Item Description, (4) Unit Price, (5) Total Amount Billed.

10.3 Payment Terms under this Agreement are: Net **30** days.

10.4 Purchases under this Agreement are for resale.

The BUYER's Tax Permit Numbers applicable to this Agreement are located at the following website:
http://finance.whq.boeing.com/Tax/taxgroup/taxregbystate.htm
or, contact the Tax Department at 562-797-3151 for assistance.

11 PARTICIPATION

11.1 SELLER agrees that any Boeing division or Boeing subsidiary ("Boeing Entity") not specifically included in this Agreement may place orders under this Agreement during the term hereof or any written extension thereof, under the terms, conditions and pricing specified by this Agreement. SELLER agrees that the prices set forth herein may be disclosed by Boeing on a confidential basis to Boeing entities wishing to invoke this Section. SELLER shall notify the Boeing Procurement Representative named in Section 11.0 of this Agreement of Boeing Entities not specifically referenced herein who frequently use this Agreement.

11.2 BUYER Subcontractors/Suppliers - SELLER agrees that any subcontractor or supplier performing work for BUYER, including but not limited to inventory management, (hereinafter referred to as "BUYER Subcontractor") may issue an order or contract with SELLER independent of the Agreement. SELLER agrees to sell items to such BUYER Subcontractor for its use in its contracts with BUYER at the prices set forth herein. BUYER assumes no obligation, including payment obligation, with respect to such independent contract. SELLER may request written verification from the BUYER Subcontractor that the items ordered pursuant to the authority of the Agreement support BUYER requirements. SELLER shall periodically inform BUYER of each such request invoking this participation right.

11.3 Notification of Contract. In the event a purchaser known by SELLER to be a Boeing Entity or Boeing Subcontractor places an order for supplies or services covered by this Agreement but fails to reference this Agreement or otherwise seek the prices established by this Agreement, SELLER shall notify such purchaser of the existence of this Agreement and the prices established hereunder and shall offer such prices to such purchaser.

11.4 Notification of Price Reductions. If SELLER is awarded an additional order or contract by another Boeing Entity that results in any price less than that established under this Agreement, SELLER agrees to notify the Boeing Procurement Representative immediately of said price reductions and shall extend all such price reductions to this Agreement.

12 NOTICES AND CORRESPONDENCE

All notices and formal correspondence between the parties, in all matters dealing with this Agreement, will be sent to the following addresses:

To BUYER:

THE BOEING COMPANY
230 Business Park Blvd. Bldg 23
Madison, AL USA 35758
Attention: Linda S. Martin
Telephone: 256-541-4524
Fax: 256-542-6523
Email: Linda.s.martin2@boeing.com

To SELLER:

Cyberlux Corporation
4625 Creekstone Dr. Ste 130
Durham, NC 27703
Attention: Mark Schmidt
Telephone: 919-474-9700
Fax: 919-474-9712
Email: mschmidt@cyberlux.com

or any other address, provided prior written notice is given to the other party.

13 PRIORITY RATING

The following certification will be applicable to all orders issued under this Agreement that references a DPAS-rating and is released referencing a government prime contract number:

> "This is a rated order certified for national defense use, and you are required to follow all the provisions of the Defense Priorities and Allocations System (DPAS) regulation (15 CFR 700). Pursuant to the DPAS regulation, you are required to acknowledge this order in writing within fifteen working days after receipt of a 'DO' rated order and within ten working days after receipt of a 'DX' rated order."

14 PERFORMANCE CRITERIA

14.1 During performance of this Agreement, SELLER must maintain a minimum composite rating for quality and delivery of Bronze as defined by BUYER's enterprise performance measurement systems. If SELLER falls below Bronze in either category for three consecutive months, a corrective action plan (CAP) must be submitted to BUYER within two weeks of published performance data for BUYER's review and acceptance. The CAP shall include, but not be limited to, identification of the issue causing the infractions, SELLER's corrective actions and a date when performance shall be at Bronze or better. This recovered Bronze level shall be maintained for a period of three (3) months. Failure to comply with this article may result in termination of this Agreement.

14.2 If SELLER is unable to meet the delivery or quality requirements for an individual Order, BUYER may issue an Order with an alternate source or direct SELLER to obtain the goods from a BUYER-approved alternate source to satisfy BUYER's requirement. Examples where BUYER may impose this requirement include, but are not limited to: 1) SELLER unable to meet normal lead time for an Order, 2) SELLER unable to meet delivery schedule for an open Order, 3) SELLER unable to support BUYER's expedited lead time.

15 OBSOLESCENCE & DESIGN CHANGES

Obsolescence - SELLER shall, at a minimum, annually review all Goods listed in Exhibit A and notify BUYER in writing of any Goods that may or will become obsolete within the next twelve (12) months and if there are any substitute/replacement Goods.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement which is effective as of the date executed by the Boeing Company below.

THE BOEING COMPANY		CYBERLUX CORPORATION	
Authorized Agent		SELLER's Representative	
Linda S. Martin	9/12/07	**Mark Schmidt**	
Printed or Typed Name	Date	Printed or Typed Name	Date
Procurement Agent		**President, COO**	
Title (print)		Title (print)	
256-461-3954	**256-464-4658**	**919-474-9700**	**919-474-9712**
Telephone	Fax Phone	Telephone	Fax Phone

THE BOEING COMPANY
SBInet Toolbox

Agreement #55021
Cyberlux Corp.

VICD# 333-605002

Price Schedule - Exhibit B

Period of Performance: 8/31/07 through 9/30/08

Item	Boeing Part Number	Supplier Part Number	Supplier Name and Cage Code	Item Description	Range 1 Unit Price 1-100	Range 2 Unit Price 101-200	Range 3 Unit Price 201-300	Range 4 Unit Price 301-400	Range 5 Unit Price 401-500
0001	333-605002	2CP0182	Cyberlux Corp. Cage code: 38HR0	**Lighting** BrightEye w/Portable Visible & Covert 10 Meter Tower Lighting **SystemConfiguration**: 4 Light Heads; 8 Li-Ion Batteries; 10 meter/31.5 ft. Mast with Guyed wire stability; 3 Self-contained System Cases; Solar Battery Charging	$31,185.00	$28,252.00	$27,405.00	$26,309.00	$25,256.00
				Lead time (calendar days)	42	42	42	42	42

Price Schedule - Exhibit B - OPTION 1

Period of Performance: 10/1/08 - 9/30/09

Item	Boeing Part Number	Supplier Part Number	Supplier Name and Cage Code	Item Description	Range 1 Unit Price 1-100	Range 2 Unit Price 101-200	Range 3 Unit Price 201-300	Range 4 Unit Price 301-400	Range 5 Unit Price 401-500
0001	333-605002	2CP0182	Cyberlux Corp. Cage code: 38HR0	**Lighting** BrightEye w/ Portable Visible & Covert 10 Meter Tower Lighting **SystemConfiguration**: 4 Light Heads; 8 Li-Ion Batteries; 10 meter/31.5 ft. Mast with Guyed wire stability; 3 Self-contained System Cases; Solar Battery Charging	$31,185.00	$28,252.00	$27,405.00	$26,309.00	$25,256.00
				Lead time (calendar days)	42	42	42	42	42

EXHIBIT C
TERMS AND CONDITIONS

The terms and conditions below are incorporated by reference into this Agreement. Unless indicated elsewhere in the Agreement, the version of each incorporated clause will be the latest dated version as of the effective date of this Agreement. The full text of each is available at the following website:
http://www.boeing.com/companyoffices/doingbiz/idscommon/clauses/clause_index.htm

Number	Title
GP1	Fixed Price Contract (07/09/2004)
D401	Hazardous Material – Material Safety Data Sheet (MSDS)
D405	Polychlorinated Biphenyls (PCBs)
D500	Source of Supplies
F200	Price Warranty
F500	Resale – MDC Entities
G102	Warranty Period
H001	Cost Accounting Standards
H100	Foreign Ownership Interests
H106	RFP/RFQ/RFI – Legend – U.S. Suppliers
H107	Export Taxes and Custom Duties
H113	Compliance with Export Laws and Regulations
H201	Additional Prime Contract Requirements
H202	Customer Contract Requirements (HSBP1006D01353)
H203	Subcontract for Commercial Items and Commercial Components
H208	Government Regulations Inapplicable to Foreign Work
H900V	Additional General Provisions
H903	Seller Compliance with Occupational Safety and Health Act
H905	Embedded or Hidden Data
M427	Electronic Trading Account
Q040	Boeing Right of Entry
Q041	Government Right of Entry
Q094	Certification of Compliance
Q300	Corrective Action (If hardware fails)